ACTIVE/204083388.2 PERFORMANCE-ACCELERATED RESTRICTED STOCK UNIT AWARD AGREEMENT FOR COMPANY EMPLOYEES UNDER THE C4 THERAPEUTICS, INC. 2020 STOCK OPTION AND INCENTIVE PLAN (PERFORMANCE-BASED ACCELERATED VESTING) Name of Grantee: No. of Performance-Accelerated Restricted Stock Units Grant Date: February 13, 2026 Pursuant to the C4 Therapeutics, Inc. 2020 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), C4 Therapeutics, Inc. (the “Company”) hereby grants an award of the number of performance-accelerated Restricted Stock Units (“PARSUs”) listed above (an “Award”) to the Grantee named above. Each PARSU shall relate to one share of Common Stock, par value $0.0001 per share (the “Stock”) of the Company. 1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the PARSUs have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement. 2. Vesting of PARSUs. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the vesting date or dates specified in the following schedule (each a “Vesting Date” and, collectively, the “Vesting Dates”) so long as the Grantee maintains a Service Relationship with the Company or a Subsidiary on each such Vesting Date. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of PARSUs specified as vested on each such date. In order for accelerated vesting to occur under this Award, each of the performance milestones (the “Performance Milestones”) set forth below must be determined to have been achieved on or prior to February 13, 2029 (the “Outside Vesting Date”).

ACTIVE/204083388.2 2 Incremental Percentage of PARSUs Vested Performance Milestone 15% of Award The execution of definitive agreements for two new Discovery-focused collaborations 20% of Award Determination by the Company of the dose of cemsidomide that will enable future clinical development of cemsidomide in combination with elranatamab, based on data arising out of the Company’s current Phase 1b clinical trial 30% of Award Completion of enrollment in the Company’s Phase 2 MOMENTUM clinical trial evaluating cemsidomide in combination with dexamethasone in patients in the 4th line or later 15% of Award The nomination of a development candidate from the Company’s current internal pipeline 20% of Award The filing with the U.S. Food and Drug Administration of a New Drug Application for cemsidomide The achievement of any of the Performance Milestones shall be determined by the Organization, Leadership and Compensation Committee (the “OLCC”) in its sole discretion. Notwithstanding anything to the contrary in the foregoing, if any of the PARSUs has not vested on or prior to the Outside Vesting Date, subject to Section 3 below, all such unvested PARSUs shall be deemed to have vested on the Outside Vesting Date. The OLCC may at any time accelerate the vesting schedule specified in this Paragraph 2. 3. Termination of Service Relationship. If the Grantee’s employment or other Service Relationship with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any PARSUs that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested PARSUs. 4. Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of PARSUs that have vested pursuant to Section 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares. 5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including

ACTIVE/204083388.2 3 the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein. 6. Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by either withholding from shares of Stock to be issued to the Grantee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due or selling from the number of shares of Stock to be issued to the Grantee, the number of shares of Stock necessary to satisfy the Federal, state and local taxes required by law to be withheld from the Grantee on account of such transfer. 7. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code. 8. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment or other Service Relationship with the Company or a Subsidiary, and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment or other Service Relationship with the Company or a Subsidiary of the Grantee at any time. 9. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter. For purposes of clarity, this Agreement expressly does not supersede the Employee Confidentiality and Assignment Agreement (or other agreement with similar title) into which the Grantee may have entered in connection with the Grantee’s commencement of employment with the Company. The Grantee’s obligations under this Agreement are in addition to the obligations outlined in such agreements. To the extent any obligation in the Employee Confidentiality and Assignment Agreement (or other agreement with similar title) is found to conflict with Grantee’s obligations hereunder, this Agreement shall govern. 10. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the

ACTIVE/204083388.2 4 Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law. 11. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing. 12. Electronic Signature. The Company and Grantee agree and acknowledge that this Agreement has been electronically signed by the Company as of the date presented to Grantee and must be electronically signed by the Grantee via E*TRADE’s on-line acceptance process within the timeframe described below. The parties further agree that the Grantee’s acceptance of this Agreement through E*TRADE’s online acceptance process and pursuant to the Company’s instructions to the Grantee shall constitute an electronic signature and shall have the same import and effect as if the Grantee signed the Agreement by hand under seal. C4 THERAPEUTICS, INC. By: Title: The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Executing this this Agreement via electronic signature pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable. Dated: Grantee’s Signature Grantee’s name and address: